SECURITY AGREEMENT

This Security Agreement (this "Agreement") is made as of March 31, 2011, by and between Nathan's Famous Systems, Inc., a Delaware corporation (the "Pledgor") and SMG, Inc. (the "Secured Party").

1. Definitions. As used in this Agreement, the following terms shall have the meanings specified below:

(a) "Control Agreement" means the Blocked Deposit Account Control Agreement dated as of March 31, 2011, by and among the Pledgor, the Secured Party and the Depository as in effect on the date of this Agreement.

(b) "Deposit Account" means deposit account no. 9990556403 opened by the Pledgor with the Depository and any renewals or rollovers thereof, any successor or substitute deposit account(s) including, without limitation, any such deposit account as it may be renumbered or retitled, any proceeds thereof (including without limitation any interest paid thereon), and any general intangibles and choses in action arising therefrom or related thereto.

(c) "Deposit Account Costs" means, collectively, all taxes, charges, liens, assessments and other charges, costs and expenses from time to time due and owing in connection with the Deposit Account.

(d) "Depository" means Citibank, N.A.

(e) "Judgment" means damages awarded to the Secured Party in the amount of $4,909,701.44, inclusive of pre-judgment interest, by an agreed upon order entered on February 4, 2011 in the action captioned *SMG, Inc. et al. v. Nathan's Famous Systems, Inc.* (Circuit Court of Cook County, Illinois Chancery Division No. 07 CH 20174).

(f) "Judgment Obligations" means the Judgment, together with all post judgment interest owed on such amounts and all other debts, obligations and liabilities incurred in connection therewith, including without limitation, any obligations or liabilities incurred in connection with the enforcement of the Judgment or any rights or remedies under this Agreement and the Control Agreement.

2. Grant of Security Interest. As security for payment and performance of the Judgment Obligations, the Pledgor hereby grants to the Secured Party a present and continuing first priority perfected security interest in (a) the Deposit Account, (b) all contract rights, claims and privileges in respect of the Deposit Account, (c) cash, checks, money order and other items of value of the Pledgor now or hereafter paid, deposited, credited, held (whether for collection, provisionally or otherwise) in the Deposit Account, and (d) all proceeds of the foregoing. (collectively, the "Collateral").

3. Pledgor's Covenants, Warranties and Representations. The Pledgor covenants, represents and warrants as follows:

(a) The Pledgor owns the Deposit Account and the other Collateral free and clear of any and all liens, encumbrances, or interests of any third parties other than the security interest of the Secured Party, and will keep the Deposit Account and the other Collateral free of all liens, claims, security interests and encumbrances of any kind or nature, whether voluntary or involuntary, except the security interest of the Secured Party.

(b) The execution, delivery and performance by the Pledgor of this Agreement and the Control Agreement (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its organizational documents, or any applicable law or any material contractual restriction binding on or otherwise affecting it or its properties, (iii) do not and will not result in or require the creation of any lien upon or with respect to any of its properties (other than the lien granted herein), and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval which is necessary to the conduct of its business.

(c) This Agreement and the Control Agreement constitute a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other rights affecting creditors' rights generally, regardless of whether considered in a proceeding in equity or at law.

(d) The Pledgor shall, at the Pledgor's expense, take all actions necessary from time to time to maintain the first priority perfected security interest of the Secured Party in the Collateral and shall not take any actions that would alter, impair or eliminate said priority or perfection.

(e) The Pledgor agrees to pay prior to delinquency all Deposit Account Costs. Upon the failure of the Pledgor to do so, the Secured Party at its option may withdraw funds from the Deposit Account to pay for any such Deposit Account Costs or pay any of such Deposit Account Costs directly, and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. If the Secured Party withdraws funds from the Deposit Account to pay for any Deposit Account Costs, the Pledgor agrees to immediately deposit into the Deposit Account an amount equal to the Deposit Account Costs withdrawn by the Secured Party, and if the Secured Party pays any Deposit Account Costs directly out of its own funds, the Pledgor agrees to immediately reimburse the Secured Party for the same.

(f) The Pledgor's exact legal name is correctly set forth on the signature page hereof. The Pledgor will provide the Secured Party with at least 30 days' prior written notice of any change in the Pledgor's name or identity.

(g) The Pledgor is an organization of the type and (if not an unregistered entity) is incorporated in or organized under the laws of the state specified in the first paragraph above. The Pledgor shall give the Secured Party at least thirty (30) days notice before changing its type of organization, business structure or state of organization.

(h) The Pledgor's organizational identification number, if any, assigned by the state of incorporation or organization is correctly set forth on the signature page hereof. The

Pledgor shall promptly notify the Secured Party (i) of any change of its organizational identification number, or (ii) if the Pledgor does not have an organizational identification number and later obtains one, of such organizational identification number.

4. Withdrawals; Account Instructions. The Pledgor shall not access the Deposit Account except as permitted by the express terms of the Control Agreement. The Pledgor hereby instructs and authorizes Depository to follow all instructions of the Secured Party with respect to the Deposit Account without further consent of the Pledgor and without regard to any inconsistent or conflicting instructions given to Depository by the Pledgor until such time as the Secured Party notifies Depository in writing that its security interest in the Deposit Account has been released.

5. Control Agreement. The Pledgor acknowledges and agrees that the Deposit Account is, and will at all times be, subject to the Control Agreement or such other blocked account control agreement which is in form and substance acceptable to the Secured Party in its sole direction.

6. Power of Attorney. The Pledgor hereby irrevocably constitutes and appoints the Secured Party as its true and lawful attorney-in-fact for the purpose of taking any and all actions with respect to the Deposit Account and any other Collateral (following the occurrence and continuance of an Event of Default), either in the name of the Pledgor or of the Secured Party, with the same force and effect as if the Pledgor was taking any such actions in its own name. Such actions (following the occurrence and continuance of an Event of Default) may include, without limitation, giving instructions to Depository as to renewing or rolling over the Deposit Account, permitting withdrawals of funds from the Deposit Account for payment of Deposit Account Costs or for the Secured Party's own account with respect to its rights and remedies under this Agreement or the Control Agreement, and receiving interest payments in respect of the Deposit Account. The foregoing appointment shall be deemed coupled with an interest of the Secured Party and shall not be revoked without the Secured Party's written consent.

7. Information. The Pledgor agrees to deliver copies of monthly statements and all other material reports and notices concerning the Deposit Account to the Secured Party promptly (but in any event within two (2) business days) after receipt thereof.

8. Interest Payments. Notwithstanding the Secured Party's security interest in the proceeds of the Deposit Account, Depository may continue to pay and the Pledgor may receive and collect interest accruing thereunder until such time as the Secured Party notifies Depository that an Event of Default has occurred under this Agreement.

9. Indemnification. The Pledgor hereby agrees to indemnify and hold harmless the Secured Party against any and all damages the Secured Party may incur regarding the Deposit Account.

10. Costs. All advances, charges, costs and expenses, including without limitation reasonable attorneys' fees and Deposit Account Costs, incurred or paid by the Secured Party in exercising any right, power or remedy conferred by this Agreement, the Control Agreement or in the enforcement thereof, shall become a part of the Judgment Obligations secured hereunder and

shall be paid to the Secured Party by the Pledgor promptly (but in any event within two business days after demand therefor).

11. Events of Default. Any one or more of the following shall be a default hereunder ("Event of Default"):

(a) The Pledgor or any comaker, accommodation maker, surety or guarantor of the Judgment Obligations or any endorser of any note or other document evidencing the Judgment Obligations (an "Obligor") fails to pay any Judgment Obligations when due.

(b) Any Obligor breaches any term, provision, warranty or representation under this Agreement, the Control Agreement or any term, provision, warranty or representation of any other agreement executed in connection with the Judgment Obligations.

(c) Any custodian, receiver or trustee is appointed to take possession, custody or control of all or a substantial portion of the property of any Obligor.

(d) Any Obligor becomes insolvent, or is generally not paying or admits in writing its inability to pay its debts as they become due, makes a general assignment for the benefit of creditors, or commences any case, proceeding or other action under any bankruptcy or other law for the relief of, or relating to, debtors.

(e) Any case, proceeding or other action is commenced against any Obligor under any bankruptcy or other law for the relief of, or relating to, debtors.

(f) Any lien of any kind or character attaches to the Collateral.

(g) Any financial statement, certificate, schedule or other information now or hereafter furnished by any Obligor to the Secured Party proves to have been false or incorrect in any material respect when furnished to the Secured Party.

12. Remedies. If an Event of Default occurs, the Secured Party may do any one or more of the following:

(a) Declare all of the Judgment Obligations or any portion thereof immediately due and payable, without notice or demand.

(b) Exercise as to the Collateral all of the rights, powers and remedies of an owner and all of the rights, powers and remedies of a secured party under the UCC (as defined below) and any other applicable law.

(c) Exercise its rights hereunder or under the Control Agreement and any rights of setoff and apply, without notice, any funds in the Deposit Account or any other account of the Pledgor against the Judgment Obligations and may notify Depository to pay any funds on deposit in the Deposit Account and any interest on the Deposit Account directly to the Secured Party.

(d) Exercise any other remedy provided under this Agreement, the Control Agreement or by any applicable law. The Pledgor acknowledges that all such rights and remedies are cumulative, and the exercise of any right or remedy shall not preclude the further exercise of any other right or remedy.

provided, however, that all Judgment Obligations automatically shall become immediately due and payable upon the occurrence of an event described in subparagraph (d) or (e) of the previous paragraph.

13. Transfer of Collateral. Upon the Secured Party's transfer of all or any part of the Judgment Obligations or any rights therein, the Secured Party may transfer all or any part of the Collateral (or any rights therein) and shall be fully discharged thereafter from all liability and responsibility with respect to such Collateral so transferred, and the transferee shall be vested with all the rights and powers of the Secured Party hereunder with respect to such collateral so transferred; but with respect to any collateral not so transferred, the Secured Party shall retain all rights and powers hereby given.

14. Other Rights. The rights, powers and remedies given to the Secured Party by this Agreement shall be in addition to all rights, powers and remedies given to the Secured Party by virtue of any statute or rule of law. Any forbearance or failure or delay by the Secured Party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by the Secured Party.

15. Termination. This Security Agreement shall remain in full force and effect until terminated by the Secured Party. The Secured Party agrees to terminate this Security Agreement, and take all steps reasonably necessary to release the security interest granted herein, within five business days of (i) satisfaction of the Judgment Obligations, (ii) a ruling by an appellate court that the Judgment has been reversed or that the Judgment has been vacated and the matter remanded and the resolution of any subsequent motions or appeals, or (iii) entry of a fully-executed settlement between the Parties resolving the Judgment.

16. Miscellaneous.

(a) This Agreement and any supplements hereto shall be governed by and construed according to the internal laws of the State of New York. Service of process by the Secured Party in connection with such action or proceeding shall be binding on the Pledgor if sent to the Pledgor by registered or certified mail at its address specified below.

(b) References to "UCC" in this Agreement shall mean the Uniform Commercial Code as in effect from time to time in the state referred to in subparagraph (a) above; provided that if by mandatory provisions of law, the perfection, the effect of perfection or non-perfection, or the priority of the security interests granted in this Agreement, as well as all other security interests created or assigned as additional security for the Judgment Obligations under the provisions of this Agreement, in any Collateral is governed by the Uniform

Commercial Code as in effect in any other jurisdiction, the "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such perfection, effect of perfection or non-perfection, or the priority of security interests. Any term used or defined in the UCC and not defined in this Agreement has the meaning given to the term in the UCC, when used in this Agreement.

(c) Any waiver, express or implied, of any provision hereunder and any delay or failure by the Secured Party to enforce any provision shall not preclude the Secured Party from enforcing any such provision thereafter.

(d) The Pledgor shall, at the request of the Secured Party, execute such other agreements, documents or instruments in connection with this Agreement as the Secured Party may reasonably deem necessary to evidence or perfect the security interests granted herein, to maintain the first priority of the security interests, or to effectuate the rights granted to the Secured Party herein.

(e) This Agreement shall benefit the Secured Party's successors and assigns and shall bind the Pledgor's successors and assigns, except that the Pledgor may not assign its rights and obligations under this Agreement without obtaining the prior written consent of the Secured Party. This Agreement shall bind all parties who become bound as a "Pledgor" with respect to the Judgment Obligations.

(f) All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise of any other right or remedy.

(g) In all cases where more than one party executes this Agreement, all words used herein in the singular shall be deemed to have been used in the plural where the context and construction so require, and the obligations and undertakings hereunder are joint and several.

17. WAIVER OF JURY TRIAL. TO THE EXTENT ALLOWED BY APPLICABLE LAW, PLEDGOR AND THE SECURED PARTY EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING ON OR ARISING OUT OF THIS AGREEMENT.

18. NOTICE OF FINAL AGREEMENT. THIS WRITTEN SECURITY AGREEMENT AND ANY OTHER DOCUMENTS EXECUTED IN CONNECTION WITH THIS SECURITY AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement by their authorized officers as of the date first above written.

Pledgor:

NATHANS FAMOUS SYSTEMS, INC.

By: [signature]
Name: ERIC GATOFF
Title: CEO

Address:

ONE JERICHO PLAZA
SECOND FLOOR - WING A, JERICHO, NY 11753
Attention: RONALD G. DEVOS – V.P. FINANCE
Telephone: 516-338-8500
Facsimile: 516-338-7220

Secured Party:

SMG, INC.

By:____________________
Name:____________________
Title:____________________

Address:

____
____
Attention:____________________
Telephone:____________________
Facsimile:____________________

IN WITNESS WHEREOF, the parties have executed this Agreement by their authorized officers as of the date first above written.

Pledgor:

NATHANS FAMOUS SYSTEMS, INC.

By:____________________________
Name:__________________________
Title:___________________________

Address:

____
____
Attention:_______________________
Telephone:______________________
Facsimile:_______________________

Secured Party:

SMG, INC.

By: Steven P. Wright
Name: Steven P. Wright
Title: CFO

Address:

21 Enterprise Parkway, Suite 400
Hampton, VA 23666
Attention: Steven P. Wright
Telephone: 757-952-1200
Facsimile: 757-952-1249